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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  January 21, 1998.


                                SITEL CORPORATION
             (Exact name of registrant as specified in its charter)

          Minnesota                     1-12577                  47-0684333
  (State  or jurisdiction of         (Commission File         (I.R.S. Employer
 incorporation or organization)          Number)             Identification No.)


                               13215 Birch Street
                             Omaha, Nebraska  68164
                                 (402)  963-3010


(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                _________________________________________________










This 8-K consists of 6 pages.  The exhibit index is on page 4.
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Item 5.  OTHER EVENTS.

On January 21, 1998, the registrant announced that it has signed an agreement with Lend Lease Corporation Limited, Sydney, Australia ("Lend Lease"), for a joint venture to provide outsourced call center solutions throughout Asia Pacific. Lend Lease will initially acquire a 20 percent interest in SITEL's existing Asia Pacific business for (Aus)$10 million (approximately (US)$6.5 million) and is expected to eventually increase its stake to between 40 percent and 49 percent. The Joint Venture excludes SITEL's Telebusiness business unit which provides information technology solutions for call centers in the Asia Pacific region. As a result, SITEL will record a writedown of its investment in Telebusiness of approximately $8 to $12 million in the fourth quarter ended Dec. 31, 1997.

Details of such announcement are contained in the news release issued by the registrant on January 21, 1998, a copy of which is filed as an Exhibit to this Form 8-K.

Forward-Looking Information:

This Form 8-K contains forward-looking statements as to SITEL's expectations regarding an eventual increase in Lend Lease's ownership stake in SITEL Asia Pacific and the ability of the joint partners to work well together. Such forward-looking statements involve substantial risks and uncertainties. While the risks and uncertainties cannot all be predicted or quantified, important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements include, without limitation, the following: Lend Lease has no obligation to increase its ownership stake in SITEL Asia Pacific and may choose, for reasons related or unrelated to the performance of the joint venture, including a change in its business objectives, not to increase its ownership stake or to dispose of its initial ownership stake in SITEL Asia Pacific. The ability of SITEL and Lend Lease to work well together will depend on many tangible and intangible factors, including without limitation the working relationship of the Lend Lease and SITEL executives running the day-to-day operations, the integration of the business cultures of Lend Lease and SITEL, and the convergence of the business objectives of each joint venture partner. Readers are encouraged to read the Risk Factors section of SITEL's most recent prospectus dated November 25, 1997, and SITEL's Form 10-K filed April 16, 1997, which describe other important factors that may impact the results expressed or implied by the forward-looking statements in this Form 8-K.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits

          99.1  News release of SITEL Corporation dated January 21, 1998.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  January 22, 1998       SITEL Corporation

                              By:  /s/Barry S. Major
                                   _________________________________________
                                      Barry S. Major,
                                      Executive Vice President-Finance,
                                      Chief Financial Officer, and Secretary
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                                INDEX TO EXHIBITS



Exhibit                                                            Page
No.                                                                 No.
_______                                                           _______

99.1   News release of SITEL Corporation dated January 21, 1998.      5